UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 15, 2008 (October 8, 2008)
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 —	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to The Scotts Company LLC Executive Retirement Plan; Approval of Retention Awards and Form of Retention Award Agreement
On October 8, 2008, the Compensation and Organization Committee (the “Committee”) of the Board of Directors of The Scotts Miracle-Gro Company (the “Company”) approved the Sixth Amendment (the “Sixth Amendment”) to The Scotts Company LLC Executive Retirement Plan (as so amended, the “ERP”). The ERP is a non-qualified deferred compensation plan. The Sixth Amendment authorizes The Scotts Company LLC, a wholly-owned subsidiary of the Company (“Scotts LLC”), and affiliates of Scotts LLC, including the Company, to grant retention awards under the ERP to employees of Scotts LLC and its affiliates in amounts as determined in the sole discretion of Scotts LLC or the applicable affiliate of Scotts LLC. The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, a copy of which is filed as Exhibit 10.1.7 to this Current Report on Form 8-K and incorporated herein by reference. Copies of the amended and restated ERP and each of the previous five amendments thereto were filed as exhibits to the Company’s Registration Statement on Form S-8 filed on October 9, 2008 (Registration No. 333-153925).
Subsequent to its approval of the Sixth Amendment to the ERP, the Committee approved the granting of retention awards (“Retention Awards”) to each of the following executive officers of the Company: David C. Evans, Executive Vice President and Chief Financial Officer; Barry W. Sanders, Executive Vice President, North America; Denise S. Stump, Executive Vice President, Global Human Resources; Michael C. Lukemire, Executive Vice President, Global Technologies and Operations; and Vincent C. Brockman, Executive Vice President, General Counsel and Secretary. Each Retention Award will be effective as of the business day immediately following the day on which the “trading window” is next open in accordance with the terms of The Scotts Miracle-Gro Company and Subsidiaries Insider Trading Policy. Consistent with the terms of the ERP, each executive officer to whom a Retention Award is allocated will have the right, as of the effective date of the Retention Award, to elect an investment fund, including a Company stock fund, against which the Retention Award will be benchmarked.
The Retention Awards approved by the Committee with respect to the executive officers identified above, as well as the retention award approved with respect to Claude Lopez (described below), each in the amount of $1,000,000, reflect the Committee’s belief that retaining the institutional knowledge and overall talent possessed by the Company’s key executive officers puts the Company in the best position to ensure that it continues to successfully achieve both its short and long-term goals during challenging economic times. The Retention Awards serve to further the Company’s stated objective to retain the necessary leadership talent to sustain and expand upon its unique competencies and capabilities.
Each Retention Award will be granted subject to the terms of an Executive Retirement Plan Retention Award Agreement (the “Retention Award Agreement”), a form of which the Committee approved prior to its approval of the individual Retention Awards. The Retention Award Agreement provides that each executive officer’s interest in the Retention Award vests as follows:
•	One hundred percent on the third anniversary of the effective date of the Retention Award Agreement (the “Award Date”), provided the executive officer remains an employee of Scotts LLC or one of its affiliates on such third anniversary.

•	One hundred percent if a change of control of the Company occurs prior to the third anniversary of the Award Date, and the executive officer’s employment with Scotts LLC and its affiliates is subsequently terminated “without cause” or the executive officer resigns for “good reason,” in each case as defined in the Retention Award Agreement or, if applicable, the executive officer’s employment agreement with Scotts LLC or its affiliate.

•	Pro rata if, prior to the third anniversary of the Award Date, the executive officer’s employment with Scotts LLC and its affiliates is terminated due to the executive officer’s death, disability, or retirement.

•	Pro rata if, prior to the third anniversary of the Award Date, Scotts LLC decides not to renew the executive officer’s employment agreement, if applicable, and, after the employment agreement has expired, the executive officer’s employment with Scotts LLC and its affiliates is terminated without cause or the executive officer resigns for good reason.

•	No vesting if, prior to the third anniversary of the Award Date, the executive officer’s employment with Scotts LLC and its affiliates terminates or is terminated under circumstances not otherwise described above.
The Retention Award is subject to forfeiture if the executive officer is terminated for cause at any time or the executive officer engages in certain actions prohibited by the Retention Award Agreement within 180 days before or 730 days after the executive officer’s employment is terminated for any reason. In the event of forfeiture, the executive officer must repay any amount previously distributed from the executive officer’s Retention Award account under the ERP.
The Retention Award Agreement provides for distribution of the Retention Award, to the extent vested, to the executive officer as follows: (a) one-fourth of the vested Retention Award account balance in a single sum on the third anniversary of the Award Date; (b) one-third of the remaining vested Retention Award account balance in a single sum on the fourth anniversary of the Award Date; and (c) at the executive officer’s election (to be made as of the Award Date), the remaining vested Retention Award account balance in a single sum on (i) the fifth anniversary of the Award Date or (ii) the latest to occur of (x) the fifth anniversary of the Award Date, (y) the date on which the executive officer’s employment with Scotts LLC and its affiliates is terminated, or (z) a date specified by the executive officer, which may not be later than the date the executive officer attains age 65. Distributions will be paid in cash to the extent the vested Retention Award account is benchmarked against an investment fund other than the Company stock fund. To the extent the vested Retention Award account is benchmarked against the Company stock fund, distributions will be made in whole common shares of the Company, plus cash for any fractional share.
The foregoing description of the terms and conditions of the Retention Award Agreement is qualified in its entirety by reference to the full text of the form of Retention Award Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Finally, on October 8, 2008, the Committee approved the granting of a restricted stock unit award (the “RSU Award”) to Claude Lopez, the Company’s Executive Vice President, International, and Chief Marketing Officer. Mr. Lopez is a French citizen and therefore not eligible to participate in the ERP; accordingly, the RSU Award is not subject to the terms of the ERP. The RSU Award will be governed by the terms of the Company’s Amended and Restated 2006 Long-Term Incentive Plan, and will be granted pursuant to an award agreement that will contain terms and conditions substantially similar to those approved by the Committee in the form of Retention Award Agreement, including terms and conditions relating to vesting, forfeiture and distribution. The RSU Award will be effective on the same day as the Retention Awards. A copy of the Company’s Amended and Restated 2006 Long-Term Incentive Plan, effective as of October 30, 2007, was filed as Exhibit 10(r)(2) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, filed on November 29, 2007 (File No. 1-13292).

Item 9.01 — Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired:
          Not applicable.
     (b) Pro forma financial information:
          Not applicable.
     (c) Shell company transactions:
          Not applicable.
     (d) Exhibits:

Exhibit No.	Description	Location

10.1.1	The Scotts Company Executive Retirement Plan, executed on November 19, 1998 and effective as of January 1, 1999	Incorporated herein by reference to the Registration Statement on Form S-8 of The Scotts Miracle-Gro Company (the “Registrant”) filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.4]

10.1.2	First Amendment to The Scotts Company Executive Retirement Plan, executed as of December 23, 1998 and effective as of January 1, 1999	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.5]

10.1.3	Second Amendment to The Scotts Company Executive Retirement Plan, executed as of January 14, 2000 and effective as of January 1, 2000	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.6]

10.1.4	Third Amendment to The Scotts Company Executive Retirement Plan, executed as of December 1, 2002 and effective as of January 1, 2003	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.7]

10.1.5	Fourth Amendment to The Scotts Company Executive Retirement Plan, executed as of May 5, 2004 and effective as of January 1, 2004	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.8]

Exhibit No.	Description	Location

10.1.6	Fifth Amendment to The Scotts Company Executive Retirement Plan, executed as of May 6, 2005 and effective as of March 18, 2005 (amended the name of the plan to be The Scotts Company LLC Executive Retirement Plan)	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.9]

10.1.7	Sixth Amendment to The Scotts Company LLC Executive Retirement Plan, executed and effective as of October 8, 2008	Filed herewith

10.2	Form of Executive Retirement Plan Retention Award Agreement to be entered into between The Scotts Company LLC and each of David C. Evans, Barry W. Sanders, Denise S. Stump, Michael C. Lukemire and Vincent C. Brockman	Filed herewith

10.3	The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan, effective as of October 30, 2007	Incorporated herein by reference to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (File No. 1-13292) [Exhibit 10(r)(2)]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: October 15, 2008	By:	/s/ David C. Evans
		Printed Name:	David C. Evans
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 15, 2008
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location

10.1.1	The Scotts Company Executive Retirement Plan, executed on November 19, 1998 and effective as of January 1, 1999	Incorporated herein by reference to the Registration Statement on Form S-8 of The Scotts Miracle-Gro Company (the “Registrant”) filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.4]

10.1.2	First Amendment to The Scotts Company Executive Retirement Plan, executed as of December 23, 1998 and effective as of January 1, 1999	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.5]

10.1.3	Second Amendment to The Scotts Company Executive Retirement Plan, executed as of January 14, 2000 and effective as of January 1, 2000	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.6]

10.1.4	Third Amendment to The Scotts Company Executive Retirement Plan, executed as of December 1, 2002 and effective as of January 1, 2003	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.7]

10.1.5	Fourth Amendment to The Scotts Company Executive Retirement Plan, executed as of May 5, 2004 and effective as of January 1, 2004	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.8]

10.1.6	Fifth Amendment to The Scotts Company Executive Retirement Plan, executed as of May 6, 2005 and effective as of March 18, 2005 (amended the name of the plan to be The Scotts Company LLC Executive Retirement Plan)	Incorporated herein by reference to the Registrant’s Registration Statement on Form S-8 filed on October 9, 2008 (File No. 333-153925) [Exhibit 4.9]

10.1.7	Sixth Amendment to The Scotts Company LLC Executive Retirement Plan, executed and effective as of October 8, 2008	Filed herewith

Exhibit No.	Description	Location

10.2	Form of Executive Retirement Plan Retention Award Agreement to be entered into between The Scotts Company LLC and each of David C. Evans, Barry W. Sanders, Denise S. Stump, Michael C. Lukemire and Vincent C. Brockman	Filed herewith

10.3	The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan, effective as of October 30, 2007	Incorporated herein by reference to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (File No. 1-13292) [Exhibit 10(r)(2)]